UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JANUARY 6, 2010 (JANUARY 4, 2010)

COATES INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

DELAWARE	000-33155	22-2925432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719

(Address of principal executive offices)                        (Zip Code)

(732) 449-7717
_________________________________________
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01                      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective January 4, 2010, the Registrant engaged Meyler & Company, LLC, Certified Public Accountants ("Meyler") with an address at One Arin Park, 1715 Highway 35, Middletown, NJ 07748 as its new independent auditor. The decision to engage Meyler was approved by the Registrant's Audit Committee.

Effective January 4, 2010, Weiser LLP, Certified Public Accountants ("Weiser") was dismissed as the Registrant's independent auditor. The decision to dismiss Weiser was approved by the Registrant's Audit Committee. The reports of Weiser on the financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles with the exception of a qualification expressing uncertainty about the Registrant’s ability to continue as a going concern. During the fiscal years ended December 31, 2008 and December 31, 2007 and the subsequent interim period prior to its dismissal, there were no disagreements with Weiser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Weiser 's satisfaction would have caused Weiser to make reference to this subject matter of the disagreements (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) in connection with its reports or any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant did not engage Meyler in any prior consultations during the Registrant’s fiscal years ended December 31, 2008 and December 31, 2007 or the subsequent period through the date of the filing of this current report on Form 8-K regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Meyler concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

The Registrant has requested Weiser to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated January 6, 2010, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

 ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits

16.1	Letter from Weiser to the Securities and Exchange Commission dated January 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COATES INTERNATIONAL, LTD.
(Registrant)

Date: January 6, 2010	By:	/s/ Barry C. Kaye
Barry C. Kaye
Chief Financial Officer

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